TIAA-CREF LIFE FUNDS

TIAA-CREF Life Money Market Fund (the “Fund”)

SUPPLEMENT NO. 1

dated May 31, 2019 to the Statutory Prospectus

dated May 1, 2019

Effective June 1, 2019, Michael Ferraro is no longer a portfolio manager of the TIAA-CREF Life Money Market Fund. Therefore, all references to Michael Ferraro should be removed from the TIAA-CREF Life Money Market Fund’s portfolio management team disclosure in the Fund’s Statutory Prospectus.

A40565 (5/19)

TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2

dated May 31, 2019
to the Statement of Additional Information (“SAI”)

dated May 1, 2019

Effective June 1, 2019, Michael Ferraro is no longer a portfolio manager for the TIAA-CREF Life Money Market Fund. All references to Mr. Ferraro are hereby removed from the section entitled “Additional information regarding portfolio managers” beginning on page 44 of the SAI.

A40564 (5/19)